                                 AMENDMENT NO. 9

                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated June 1, 1998, by and among AIM Variable Insurance Funds (formerly AIM Variable Insurance Funds, Inc.), a Delaware Trust corporation, A I M Distributors, Inc., a Delaware Corporation, American General Life Insurance Company ("Life Company"), a Texas Life Insurance Company and American General Equity Services Corporation ("AGESC"), a Delaware Corporation, and collectively (the "Parties"), is hereby amended as follows. All capitalized terms not otherwise defined in this Amendment, shall have the same meaning as described in the Agreement.

     WHEREAS, the Parties desire to amend the Agreement to add to Schedule A of the Agreement the contracts of the Life Company relating to the Life Company's Platinum Investor VIP VUL, Form No. 05604.

     NOW, THEREFORE, in consideration of their mutual promises, the Parties agree as follows:

1. Except as amended herein, the Agreement is hereby ratified and confirmed in all respects.

2. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

                                             SEPARATE ACCOUNTS
FUNDS AVAILABLE UNDER                        UTILIZING SOME OR                  POLICIES/CONTRACTS FUNDED BY
THE POLICIES                                  ALL OF THE FUNDS                     THE SEPARATE ACCOUNTS
---------------------                 -------------------------------   -------------------------------------------
AIM V.I. International Growth Fund    American General Life Insurance   Platinum Investor I
AIM V.I. Premier Equity Fund          Company Separate Account VL-R     Flexible Premium Variable Life
                                      Established: May 1, 1997          Insurance Policy
                                                                        Policy Form No. 97600

                                                                        Platinum Investor II
                                                                        Flexible Premium Variable Life
                                                                        Insurance Policy
                                                                        Policy Form No. 97610

                                                                        Corporate America
                                                                        Flexible Premium Variable Life
                                                                        Insurance Policy
                                                                        Policy Form No. 99301

                                                                        Platinum Investor Survivor Last Survivor
                                                                        Flexible Premium Variable Life
                                                                        Insurance Policy
                                                                        Policy Form No. 99206

                                                                        Platinum Investor Survivor II Last Survivor
                                                                        Flexible Premium Variable Life
                                                                        Insurance Policy
                                                                        Policy Form No. 01206

                                                                        Platinum Investor III
                                                                        Flexible Premium Variable Life
                                                                        Insurance Policy
                                                                        Policy Form No. 00600

                                                                        Platinum Investor FlexDirector
                                                                        Flexible Premium Variable Life
                                                                        Insurance Policy
                                                                        Policy Form No. 03601

                                                                        Platinum Investor IV
                                                                        Flexible Premium Variable Life
                                                                        Insurance Policy
                                                                        Policy Form No. 04604

AIM V.I. International Growth Fund                                      Platinum Investor VIP
                                                                        Flexible Premium Variable Universal
                                                                        Life Insurance Policy
                                                                        Policy Form No. 05604

                                                                        Legacy Plus
                                                                        Flexible Premium Variable Life
                                                                        Insurance Policy
                                                                        Policy Form No. 98615

AIM V.I. Capital Appreciation Fund                                      The One VUL Solution
AIM V.I. Government Securities Fund                                     Flexible Premium Variable Life
AIM V.I. High Yield Fund                                                Insurance Policy
AIM V.I. International Growth Fund                                      Policy Form No. 99615

AIM V.I. International Growth Fund                                      Legacy Plus
                                                                        Flexible Premium Variable Life
                                                                        Insurance Policy
                                                                        Policy Form No. 99616

AIM V.I. International Growth Fund    American General Life Insurance   Company Platinum Investor Variable Annuity
AIM V.I. Premier Equity Fund          Separate Account D                Policy Form No. 98020
                                      Established: November 19, 1973
                                                                        Platinum Investor Immediate Variable
                                                                        Annuity
                                                                        Policy Form No. 03017

Effective Date: February 1, 2006

                                        AIM VARIABLE INSURANCE FUNDS


Attest: /s/ Jim A. Coppedge             By: /s/ Robert H. Graham
        -----------------------------       ------------------------------------
Name: Jim A. Coppedge                   Name: Robert H. Graham
Title: Assistant Secretary              Title: President


                                        A I M DISTRIBUTORS, INC.


Attest: /s/ P. Michelle Grace           By: /s/ Gene L. Needles
        -----------------------------       ------------------------------------
Name: P. Michelle Grace                 Name: Gene L. Needles
Title: Assistant Secretary              Title: President


                                        AMERICAN GENERAL LIFE INSURANCE COMPANY


Attest: /s/ Lauren W. Jones             By: /s/ S. Douglas Israel
        -----------------------------       ------------------------------------
Name: Lauren W. Jones                   Name: S. Douglas Israel
Title: Assistant Secretary              Title: Senior Vice President

(SEAL)


                                        AMERICAN GENERAL EQUITY SERVICES
                                        CORPORATION


Attest: /s/ Lauren W. Jones             By: /s/ Mark R. McGuire
        -----------------------------       ------------------------------------
Name: Lauren W. Jones                   Name: Mark R. McGuire
Title: Assistant Secretary              Title: Senior Vice President

(SEAL)